UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 October 8, 2003

                Date of report (date of earliest event reported)

                              QUADRAMED CORPORATION

               (Exact Name of Registrant as Specified in Charter)


           Delaware                     0-21031                   52-1992861
(State or Other Jurisdiction of     (Commission File             (IRS Employer
        Incorporation)                   Number)             Identification No.)

              12110 Sunset Hills Road, Suite 600, Reston, VA 20190

                    (Address of Principal Executive Offices)

                                 (703) 709-2300

              (Registrant's telephone number, including area code)

                                 Not Applicable

          (Former Name or Former address, if Changed Since Last Report)

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                                TABLE OF CONTENTS
                                -----------------

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

     99.1 Transcript of QuadraMed Corporation's October 8, 2003 Investor Conference Call

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 8, 2003, QuadraMed Corporation held an investor conference call. During this conference call, information regarding the results of operations and financial condition for past periods, including the completed quarterly period ended September 30, 2003, was discussed. A copy of the transcript of this conference is attached as Exhibit 99.1. To hear a replay of the call, visit http://www.quadramed.com/Investors/Conference_Calls_and_Presentations.jsp
     The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2003

                                        QuadraMed Corporation
                                        /s/
                                        ------------------------
                                        John C. Wright, Executive Vice President
                                        and Corporate Secretary
                                        ----------------------------------------

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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1 Transcript of QuadraMed Corporation's October 8, 2003 Investor Conference Call